Supplement to

Calvert New Vision Small Cap Fund

Prospectus and Statement of Additional Information dated: February 1, 2005
Date of Supplement: June 9, 2005

Replace the last two paragraphs under "Subadvisor and Portfolio Manager" on page 82 of the Prospectus with the following:

Renaissance Investment Management ("Renaissance"); 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202, has managed the New Vision Small Cap Fund since June 2005. The firm is a conservative, high quality growth manager. They utilize disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations.

The lead portfolio manager for the small cap growth strategy is Paul A. Radomski. Michael E. Schroer serves as back-up portfolio manager. Mr. Radomski joined Renaissance in 1987. His current responsibilities include portfolio management of the firm's small cap growth portfolios, as well as contributing to the management of the firm's other equity and balanced products. Prior to joining Renaissance in 1987, he worked with the accounting firm Arthur Andersen. He is a Miami University graduate. Paul is a member of the Association of Investment Management & Research, the Cincinnati Society of Financial Analysts, American Institute of Certified Public Accountants and the Ohio Society of Certified Public Accountants.

Mr. Schroer has 22 years of investment experience, and has been with Renaissance since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. Prior to Renaissance, Mr. Schroer served as portfolio manager with First of America Bank. He is a 1980 graduate of the University of Cincinnati and earned a Master's degree from the Indiana University Graduate School of Business in 1982. He was awarded a Chartered Financial Analyst designation in 1985.

Replace the final four paragraphs under "Subadvisor" on page 17 (carrying over to page 18) of the Statement of Additional Information with the following:

Renaissance Investment Management ("Renaissance") was founded in 1978 and has been an affiliate of Affiliated Managers Group ("AMG") since 1995. The firm is structured as a partnership (an LLC), with AMG owning 70% interest and management of Renaissance holding the balance of 30%. Renaissance receives a subadvisory fee, paid by the Advisor, of 0.50% of the Fund's average daily net assets managed by Renaissance.

On June 8, 2005, the Board of Trustees, including the disinterested Trustees, voted to approve the Investment Subadvisory Agreement with Renaissance. The disinterested Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of this Subadvisory Agreement. In considering this Subadvisory Agreement for the Calvert New vision Small Cap Fund, the Trustees reviewed a variety of materials relating to the Subadvisor, including comparative performance, fee and expense information for other similar mutual funds and performance information for relevant benchmark indices. The Trustees also reviewed information provided by Renaissance relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, Renaissance provided biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by Renaissance and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations regarding the Subadvisory Agreement, the Trustees evaluated, among other things: (i) the services to be rendered by Renaissance; (ii) the qualifications and experience of Renaissance's portfolio management, compliance and executive personnel; (iii) Renaissance's compliance programs and policies including those related to personal investing and disclosure of portfolio holdings; and (iv) the appropriateness of the particular investment strategies that Renaissance would employ in managing the Fund's assets for pursuing the Fund's investment objective. The Trustees also took into account the financial condition of Renaissance.

In approving the Investment Subadvisory Agreement with Renaissance, the Board of Trustees, including the Disinterested Trustees, did not identify any single factor as controlling.